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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, as amended, into Inverness Medical Innovations, Inc.'s previously filed Registration Statement File No.'s 333-67392 and 333-74032.

                      /s/ Arthur Andersen LLP

Boston, Massachusetts
March 1, 2002

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS